UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8‑K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2016
NRG ENERGY, INC. (Exact name of Registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001‑15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)
804 Carnegie Center, Princeton, New Jersey 08540 (Address of principal executive offices, including zip code)
(609) 524‑4500 (Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
[ ] Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
[ ] Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 8.01     Other Events.
NRG Energy, Inc. (“NRG”) today announced that it has been, and continues to be, engaged in discussions regarding a potential restructuring of GenOn Energy, Inc. and certain of its subsidiaries (together, “GenOn”) with advisors to an ad hoc group of holders (the “Noteholders”) of the GenOn Energy, Inc. 7.875% Senior Notes due 2017, 9.500% Notes due 2018, and 9.875% Notes due 2020, and the GenOn Americas Generation, LLC 8.50% Senior Notes due 2021 and 9.125% Senior Notes due 2031 (collectively, the “GenOn Notes”).
As part of those discussions, the Noteholders contend that the deadline to file certain claims may be approaching. Consequently, today, certain indenture trustees for the GenOn Notes, along with certain of the Noteholders, filed a complaint in the Superior Court of the State of Delaware against NRG and GenOn alleging certain claims related to a services agreement between NRG and GenOn, attached hereto as Exhibit 99.1 and incorporated by reference. As part of the ongoing discussions with the Noteholders, NRG understands that the Noteholders have asserted the claims as a measure to preserve them during pending negotiations with NRG.
NRG denies the allegations in the complaint and intends to vigorously defend the suit in the event that the current discussions between NRG and the Noteholders prove unsuccessful. While discussions between NRG and the Noteholders are ongoing, there can be no assurances they will be successful or will resolve the Noteholders’ claims.
Safe Harbor Disclosure
In addition to historical information, the information presented in this communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks and uncertainties and can typically be identified by terminology such as “may,” “should,” “could,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “expect,” “intend,” “seek,” “plan,” “think,” “anticipate,” “estimate,” “predict,” “target,” “potential” or “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements include, but are not limited to, statements about the restructuring discussions with the Noteholders, the possible effects of the discussions even if successful, and the lawsuit.
NRG undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Any forward-looking statements included in this press release should be considered in connection with information regarding risks and uncertainties that may affect NRG’s future results included in NRG’s filings with the Securities and Exchange Commission at www.sec.gov.
Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Document
99.1	Services Agreement between NRG Energy, Inc. and GenOn Energy, Inc., dated December 20, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.
(Registrant)

	By:	/s/ Brian E. Curci
Brian E. Curci
Corporate Secretary

Dated: December 13, 2016

Exhibit Index

Exhibit Number	Document
99.1	Services Agreement between NRG Energy, Inc. and GenOn Energy, Inc., dated December 20, 2012.

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